UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________

SCHEDULE 14A
___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Armlogi Holding Corp.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of 2024 Annual Meeting of
Stockholders and Proxy Statement

To our Stockholders:

You are cordially invited to attend the first annual meeting (the “Annual Meeting”) of the stockholders of Armlogi Holding Corp. (the “Company,” “we,” “our,” and “us”) to be held virtually on December 19, 2024 at 1:00 P.M. Eastern Time. At the Annual Meeting, we will ask you to consider the following proposals:

1.      To elect five directors to the board of directors (the “Board”) to serve until their successors are duly elected and qualified at the 2025 annual meeting of stockholders;

2.      Ratify the appointment of ZH CPA, LLC as the independent registered public accounting firm of the Company for the year ending June 30, 2025; and

3.      Consider any other business as may be properly brought before the meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on October 24, 2024 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment, postponement, or continuation thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting for at least 10 days prior to the date of the meeting.

The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to listen to the Annual Meeting, submit your questions, and vote during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/BTOC2024 shortly prior to the start of the meeting and entering the 16-digit control number found on the proxy card or voting instruction form.

Your vote is important.    Whether or not you plan to attend the virtual Annual Meeting, we hope that you will vote as soon as possible.

Dated: October 28, 2024

By Order of the Board,

/s/ Aidy Chou
Aidy Chou
Chief Executive Officer, Director, and Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 19, 2024

Armlogi Holding Corp.
20301 East Walnut Drive North
Walnut, California 91789

Date:	Thursday, December 19, 2024
Time:	1:00 P.M. ET
Location:	Virtual Meeting Online at www.virtualshareholdermeeting.com/BTOC2024
Record Date:	Thursday, October 24, 2024

Items of Business

1.      Elect five directors to the Board to serve until their successors are duly elected and qualified at the 2025 annual meeting of stockholders;

2.      Ratify the appointment of ZH CPA, LLC as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2025;

3.      Consider any other business as may properly be brought before the meeting or any adjournment or postponement thereof.

The Board recommends that you vote “FOR” the election of each of the director nominees included in Proposal No. 1 and “FOR” Proposal No. 2.

How to Vote

•        By Internet:    Before the Annual Meeting, you may vote online at www.proxyvote.com; during the Annual Meeting, you may vote online at www.virtualshareholdermeeting.com/BTOC2024.

•        By Telephone:    You may vote by calling 1-800-690-6903.

•        By Mail:    You may vote by completing and returning the enclosed proxy card.

•        In Person:    All stockholders are cordially invited to attend the Annual Meeting.

This communication is not a form for voting and presents only an overview of the more complete proxy materials. The Company encourages you to review the complete proxy materials before voting. You will receive paper copies of all of our proxy materials by mail and can also access our proxy materials online at www.proxyvote.com or in the Investor Relations section of our website at ir.armlogi.com. The paper copies of all of our proxy materials are first being distributed or made available, as the case may be, to our stockholders on or about October 31, 2024.

THE 2024 ANNUAL REPORT OF THE COMPANY ACCOMPANIES THIS NOTICE

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to be held on December 19, 2024: This Proxy Statement and our Annual Report on Form 10-K are available at www.proxyvote.com and can be obtained, free of charge, by entering the 16-digit control number found on the proxy card or voting instruction form.

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Proxy Statement Summary

Below are the highlights of the important information you will find in this Proxy Statement. As this is only a summary, we request that you please review the full Proxy Statement before casting your vote.

General Meeting Information

2024 Annual Meeting Date and Time	Thursday, December 19, 2024 1:00 P.M. ET
Place	Virtual Meeting Online at www.virtualshareholdermeeting.com/BTOC2024
Record Date	Thursday, October 24, 2024
Voting

Stockholders of record as of the record date are entitled to vote in person or by proxy at the Annual Meeting. At the close of business on October 25, 2024, the Company had 41,634,000 shares of common stock outstanding (the “Common Stock”). Each share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

Voting Matters and Board Recommendations

Proposal	Voting Options	Vote Required for Approval	Broker Discretionary Vote	Board Recommendation
1. Elect Directors	“FOR” all nominees “FOR” all except certain nominees, or “WITHHOLD” your vote for all nominees	Each nominee for director must receive a plurality of the votes cast	No	FOR ALL NOMINEES
2. Ratify Appointment of Independent Registered Public Accounting Firm	“FOR,” “AGAINST,” or “ABSTAIN” from voting	Affirmative vote of a majority of votes cast	Yes	FOR

Recent Highlights and Achievements

We recently reported our financial results for the fiscal year ended June 30, 2024 (“fiscal year 2024”) and other recent highlights, including:

•        revenue of $167.0 million, an increase of 23.6%, primarily due to the rapid expansion of our business in 2023, as we expanded our warehouse operational capacities in California and New Jersey;

•        gross margin of 10.8 percent, which decreased by approximately 8.3% points from 19.1% in fiscal 2023, primarily due to our expansion into the Fontana, California warehouse and the temporary disruption of operations in California as inventory was relocated to a new facility during fiscal year 2024;

•        net income of $7.4 million, representing a 46.5% decrease from approximately $13.9 million in fiscal 2023;

•        comprehensive income attributable to our stockholders of $7.4 million, or $0.19 per share, compared to $13.9 million, or $0.35 per share, in fiscal 2023; and

•        cash of $7.9 million and net working capital of $5.0 million at the end of fiscal year 2024.

Governance Highlights

We are committed to applying sound corporate governance principles. We believe sound governance practices are in the best interests of our stockholders and strengthen accountability within our organization. The following highlights our guiding governance principles:

Annual Elections	Yes	Code of Ethics	Yes
Board Independence	60%
Committee Independence	100%	Executive Sessions of Independent Directors	Yes
Committee Chair Independence	100%	Anonymous Reporting	Yes
Number of Financial Experts	One	Inside Trading Policy	Yes
Board Gender Diversity	20% Female	Clawback Policy	Yes

Board Diversity Matrix (As of October 28, 2024)

	Female	Male
Total Number of Directors	5
Part I: Gender Identity
Directors	1	4
Part II: Demographic Background
Asian	1	3
White	0	1

In addition, we intend to implement additional corporate governance principles in the future, including:

•        developing our executive compensation policies;

•        enhancing public disclosure; and

•        enhancing stockholder communication.

Director Nominees

You are being asked to vote to elect the following five director nominees to the Board. Detailed information about each of these nominees begins on page 5 of the Proxy Statement.

Name	Age	Director Since	Independent	Occupation
Aidy Chou	67	2023	No	Chief Executive Officer, Director, and Chairman of the Board of the Company
Tong Wu	56	2022	No	Secretary, Treasurer, and Director of the Company
Kwong Sang Liu	62	2024	Yes	Independent Non-Executive Director at ATIF Holdings Limited; Independent Non-Executive Director at China National Culture Group Limited; Independent Non-Executive Director at Graphex Group Limited
Russell Morgan	64	2024	Yes	Controller and Treasurer at U B Equipment LLC
Florence Ng	60	2024	Yes	Independent Non-Executive Director at King’s Stone Holdings Group Limited (Formerly known as Silver Tide Holdings Limited)

General Information About the Meeting and Voting

The Board is using this Proxy Statement to solicit proxies from the holders of its Common Stock for use at the Annual Meeting and any adjournment or postponement thereof. The notice of meeting, this Proxy Statement, and the enclosed form of proxy card are expected to first be mailed to our stockholders on or about October 31, 2024. In this Proxy Statement, we may also refer to Armlogi Holding Corp. and its subsidiaries as “Armlogi,” the “Company,” “we,” “our,” or “us.”

Meeting Time and Applicable Dates

This Proxy Statement is furnished in connection with the solicitation by the Board of Armlogi Holding Corp., a Nevada corporation, of the accompanying proxy to be voted at the Annual Meeting to be held on Thursday, December 19, 2024, at 1:00 P.M. ET, and at any adjournment or postponement thereof. The close of business on Thursday, October 24, 2024 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting.

Attending the Annual Meeting	Armlogi will host the Annual Meeting by virtual meeting online at www.virtualshareholdermeeting.com/BTOC2024. The meeting will start at 1:00 P.M. ET on December 19, 2024.
Stockholders may vote and submit questions in accordance with the rules of conduct for the Annual Meeting while attending the Annual Meeting in person.
Matters to be Voted Upon at the Annual Meeting

At the Annual Meeting, holders of record of our shares of Common Stock as of October 24, 2024 will consider and vote upon the following proposals:

1. to elect five directors to the Board to serve until their successors are duly elected and qualified at the 2025 annual meeting of stockholders;

2. to ratify the appointment of ZH CPA, LLC as our independent registered public accounting firm for the fiscal year ending June 30, 2025 (“fiscal 2025”); and

3. to consider any other business as may properly be brought before the Annual Meeting.

As of the date of this Proxy Statement, these are the only matters that the Board intends to present at the Annual Meeting. The Board does not know of any other business to be presented at the Annual Meeting. The Board recommends that you vote “FOR” each proposal.

Voting Rights of Holders of Common Stock

Stockholders of record as of the record date are entitled to vote in person or by proxy at the Annual Meeting. On the record date, there were 41,634,000 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

Voting Instructions for Record Holders

If your shares are registered directly in your name with our transfer agent, then you are a stockholder of record with respect to those shares and you may vote by:

•   calling 1-800-690-6903;

•   visiting www.proxyvote.com;

•   completing and returning the enclosed proxy card; or

•   attending the Annual Meeting and voting in person.

Whether or not you plan to attend the Annual Meeting, you should vote as soon as possible.

If you plan to vote by phone or via the Internet, you must vote by 11:59 P.M. Eastern Time the day before the meeting date.

Voting Instructions for Beneficial Owners

If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name” and you must instruct the broker, bank, or other nominee (“broker”) to vote on your behalf. Please refer to the voting instruction card provided by your broker.

If you are a beneficial owner and wish to vote at the Annual Meeting, you must bring a letter from your broker to the Annual Meeting confirming:

1. your beneficial ownership of the shares,

2. that the broker is not voting the shares at the meeting, and

3. granting you a legal proxy to vote the shares in person or at the meeting.

You will not be able to vote shares you hold in street name in person at the Annual Meeting unless you have a legal proxy from your broker issued in your name giving you the right to vote your shares.

Broker Non-Votes

Broker non-votes occur when beneficial owners do not give voting instructions to their brokers and the brokers lack the discretionary authority to vote on the proposal. If you are a beneficial owner and do not give instructions to your broker, the broker will determine if it has the discretionary authority to vote on the particular matter.

Under the rules of the Nasdaq Global Market (“Nasdaq”), brokers have the discretion to vote on routine matters such as ratifying the appointment of external auditors, but do not have discretion to vote on non-routine matters such as the election of directors and approving equity awards plans.

Broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal.

Quorum

A quorum must be present in person or by proxy to hold the Annual Meeting and will exist if the holders of a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy at the Annual Meeting.

We will include abstentions and broker non-votes to determine whether a quorum is present at the Annual Meeting. Our inspector of election for the meeting will determine whether a quorum is present and will tabulate votes cast by proxy or in person. If we do not have a quorum at the Annual Meeting, we expect to adjourn the meeting until we obtain a quorum.

Vote Required to Elect Directors

You may vote either for or withhold authority to vote for all or any of the five nominees named in this Proxy Statement.

To be elected, each nominee for director must receive a plurality of the votes cast at the Annual Meeting. This means that five nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.

Votes that are withheld from any nominee are not counted as a vote “FOR” the director and will have no effect on the vote. Abstentions and broker non-votes are not deemed to be votes cast and will therefore not affect this proposal.

Vote Required to Ratify Appointment of ZH CPA, LLC

You may cast your vote in favor of, against, or abstain from voting to ratify the appointment of ZH CPA, LLC as our independent registered accounting firm for fiscal 2025.

To be approved, this proposal must receive the affirmative vote of a majority of votes cast in person or by proxy at the Annual Meeting.

Abstentions are not deemed to be votes cast and will therefore not affect. There will be no broker non-votes on this proposal because brokers have discretion to vote shares held in street name on this proposal without specific instructions from the beneficial owner of those shares.

Revoking a Proxy

A stockholder who has given a proxy may revoke it at any time prior to its exercise by:

•   executing and delivering a later-dated proxy;

•   providing written notice of the revocation to the Chief Financial Officer of the Company at the address above; or

•   attending the Annual Meeting and voting in person.

Please note that attending the Annual Meeting alone (without voting in person) is not enough to revoke a proxy.

If you have instructed a broker to vote your shares, you may submit a new, later-dated voting instruction form to your broker or contact your broker.

No Right of Appraisal

Neither Nevada law, nor our Articles of Incorporation (as amended) or our bylaws (the “Bylaws”) provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Proxy Instructions

All shares of Common Stock represented by properly executed proxies returned and not revoked will be voted in accordance with instructions you give in the proxy.

If you return a signed proxy but do not indicate voting instructions, your proxy will be voted as recommended by the Board, or “FOR” the following proposals:

•   electing the five director nominees named in the Proxy Statement;

•   ratifying the appointment of ZH CPA, LLC as our independent registered public accounting firm for fiscal 2025; and

•   in the proxy holder’s best judgment as to any other matters properly brought before the Annual Meeting.

Participants in the Proxy Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board in connection with the Annual Meeting. The Company will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies personally, by telephone, or otherwise. We will not compensate our directors, officers, or employees for making proxy solicitations on our behalf.

We will reimburse brokers for their expenses in forwarding proxies and proxy materials to the beneficial owners of shares held in street name.

Results of the Annual Meeting

We will report the voting results in a filing with the SEC on a Current Report on Form 8-K within four business days of the conclusion of the Annual Meeting.

If the official results are not available at that time, we will provide preliminary voting results and will provide the final results in an amendment to the Form 8-K as soon as practicable after they become available.

Availability of Proxy Materials

Copies of this Proxy Statement and our annual report on Form 10-K for the fiscal year ended June 30, 2024 are available at www.proxyvote.com and can be obtained by entering the 16-digit control number found on the proxy card or voting instruction form.

Multiple Copies of Notice

You may receive more than one set of the Notice if you hold your shares in more than one brokerage account or your shares are registered in more than one name. Please use each Notice you receive to vote your shares to ensure that all of your votes are counted at the Annual Meeting.

For more information, see the section entitled “Notice Regarding Delivery of Stockholder Documents” below.

Contact for Questions

If you have any questions or need assistance in voting your shares, please contact us at the address and phone number below.

Aidy Chou
Chief Executive Officer
Armlogi Holding Corp.
20301 East Walnut Drive North
Walnut, California 91789
(888) 691-2911

Proposal No. 1 — Election of Directors

The Board consists of five directors, all of whom are nominated for re-election at the Annual Meeting to serve until the 2025 annual meeting of stockholders and until their respective successors have been elected and qualified or until their earlier resignation or removal. The Nominating and Corporate Governance Committee has recommended each nominee for election to the Board.

Set forth below for each nominee for election as a director is a brief statement about the nominee’s age, principal occupation, and business experience, including any directorships with any other public companies, describing the specific individual qualities and skills of each nominee that contribute to the overall effectiveness of the Board and its committees. Each nominee has consented to being named as a nominee and to serve as a director if elected. Although we do not anticipate that any of the nominees named will be unable to serve if elected, the votes will be cast for a substitute nominee selected by the Board unless the number of directors to be elected has been reduced to the number of nominees willing and able to serve on the Board.

the board recommends the election of these nominees:

Name	Age	Director Since	Independent	Occupation
Aidy Chou	67	2023	No	Chief Executive Officer, Director, and Chairman of the Board of the Company
Tong Wu	56	2022	No	Secretary, Treasurer, and Director of the Company
Kwong Sang Liu	62	2024	Yes	Independent Non-Executive Director at ATIF Holdings Limited; Independent Non-Executive Director at China National Culture Group Limited; Independent Non-Executive Director at Graphex Group Limited
Russell Morgan	64	2024	Yes	Controller and Treasurer at UB Equipment LLC
Florence Ng	60	2024	Yes	Independent Non-Executive Director at King’s Stone Holdings Group Limited (Formerly known as Silver Tide Holdings Limited)

Nominee Information

Mr. Aidy Chou has served as our President and director since February 2023, and our Chief Executive Officer and Chairman of the Board of Directors since April 2023. Mr. Chou also served as our Chief Financial Officer from April 2023 to August 2023. As a co-founder of Armstrong Logistic Inc. (“Armstrong Logistic”), Mr. Chou has served as its chief executive officer since July 2022 and its chief financial officer since April 2020, responsible for high-level strategizing and business planning, as well as the company’s overall financial management and internal control. From September 2003 to May 2023, Mr. Chou also established and served as the chief executive office and chief financial officer at Advance Tuner, where he was responsible overseeing the company’s overall financial management and day-to-day operations. With approximately two decades of experience managing multimillion-dollar business operations at Advance Tuner, Mr. Chou has established himself as a skilled finance professional. Mr. Chou received his bachelor’s degree in Economics from National Taiwan University in 1984.

Mr. Tong Wu has served as our Secretary and director since September 2022, and our Treasurer since February 2023. Mr. Wu has extensive experience in the third-party logistics industry. As a co-founder of Armstrong Logistic, Mr. Wu has served as its chief administrative officer since April 2020, responsible for the management of day-to-day operations and overseeing specific departments such as sales, marketing, and human resources. From March 2018 to April 2020, Mr. Wu served as a self-employed portfolio manager, overseeing a diverse range of investments exceeding $10 million in aggregate. His investment portfolio extended across the U.S., Hong Kong, Brazil, and other countries, encompassing a wide array of assets, including securities, real estate, and business ventures. Mr. Wu received his bachelor’s degree in Economics from Inner Mongolia Open University in 1992 and his MBA degree from University of South Wales in 2022.

Mr. Kwong Sang Liu has served as our independent director since May 2024. Since May 1997, Mr. Liu has served as the director and sole proprietor of K.S. Liu & Company, CPA Limited, a certified public accounting firm he founded. With over 20 years of experience as a practicing accountant in Hong Kong, Mr. Liu specializes in providing consulting services related to audit, taxation, and corporate finance. He also currently serves as a non-executive director in a number of Hong Kong and U.S. Stock Exchange listed companies, including abc Multiactive Limited (HKG: 8131), China National Culture Group Ltd. (HKG: 0745), Graphex Group Ltd. (HKG: 6128), and ATIF Holdings Limited (Nasdaq: ATIF). In addition, Mr. Liu is a certified tax advisor and fellow member of the Institute of Chartered Accountants in England and Wales, the Association of Chartered Certified Accountants, the Institute of Financial Accountants of the United Kingdom, the Institute of Certified Public Accountants of Australia, the Institute of Certified Public Accountants of Hong Kong, the Taxation Institute of Hong Kong, and the Society of Registered Financial Planners. Mr. Liu received his bachelor’s degree in Accountancy from the Hong Kong Polytechnic University in 1997 and his Master of Business Administration degree from the University of Lincoln, England in 2002.

Mr. Russell Morgan has served as our independent director since May 2024. Mr. Morgan is an experienced financial controller with many years of business experience. Since June 2023, Mr. Morgan has served as the financial controller and treasurer of UB Equipment, LLC, a company specializing in renting and selling heavy construction attachments, where he is responsible for overseeing accounting, financial reporting, forecasting and budgeting, as well as financial analysis. From March 2020 to May 2023, Mr. Morgan served as a financial controller at Pilot Inc., an auto accessories company, where he is responsible for overseeing accounting, financial reporting, budgeting, forecasting, and financial analysis. From October 2002 to February 2020, Mr. Morgan served as a financial controller at Lynx Grills, Inc., where he was responsible for day-to-day financial supervision, strategic planning, cost savings, and mitigating financial risk. Mr. Morgan is skilled at creatively and methodically detecting, analyzing, researching, and streamlining issues quickly, which has led to the successful optimization of financial frameworks. This valuable expertise would be of great value in his role as a board member of our Company. Mr. Morgan received his bachelor’s degree in Accounting from California State University, Long Beach in 1986.

Ms. Florence Ng has served as our independent director since May 2024. As a legal and financial expert, Ms. Florence Ng is a qualified solicitor in Hong Kong Special Administrative Region, specializing in international cross-border mergers and acquisitions transactions, and corporate commercial matters. Since October 20, 2022, Ms. Ng has served as an independent non-executive director at King’s Stone Holdings Group Limited (formerly known Silver Tide Holdings Limited) (HKG: 1943). From December 31, 2013 to December 31, 2023, Ms. Ng served as an independent non-executive director at China Castson 81 Finance Company Limited, a Hong Kong Stock Exchange listed company (HKG: 0810) that focuses on investing in and operating Internet and financial technology businesses in China. Ms. Ng has also held various senior leadership roles at Mega Matrix Corp (NYSE: MTMT), including executive director (from October 1, 2021 to September 30, 2022), general counsel (from October 1, 2021 to November 1, 2021), vice president of operations and business development (from November 1, 2021 to March 25, 2022), chief operating officer (from March 25, 2022 to September 30, 2022), and consultant since October 1, 2022. Ms. Ng received her bachelor’s degree in Art from San Francisco State University in 1987 and her bachelor’s degree in Law from the University of London in 2006. She also obtained a master’s degree in Law from the City University of Hong Kong with a distinction award in 2007, and a Fintech certification from the University of Oxford in 2019.

Vote Required

Our Bylaws provide for a plurality voting standard for the election of directors. This means that the five director nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. As a result, an abstention or a broker non-vote on Proposal 1 will not have any effect on the election of the director nominees.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” ELECTING THE FIVE DIRECTOR NOMINEES NAMED HEREIN TO SERVE AS MEMBERS OF THE BOARD UNTIL THE 2025 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER RESIGNATION OR REMOVAL. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Corporate Governance Practices and Policies

Board and Committee Independence

The Board determines whether each of our directors is considered independent. For a director to be considered independent, the director must meet the bright-line independence standards under the Nasdaq listing standards. The Board must also affirmatively determine that, in its opinion, each director has no relationship that would interfere with the directors’ exercise of independent judgment in carrying out the director’s responsibilities. In addition to the Nasdaq listing standards, the Board will consider all relevant facts and circumstances in determining whether a director is independent. There are no family relationships among any of our directors and executive officers. The Board has determined that three of our current five directors, Russell Morgan, Kwong Sang Liu, and Florence Ng, satisfy the independence requirements of Nasdaq. The Board has also determined that the following nominees satisfy the independence requirements of Nasdaq: Russell Morgan, Kwong Sang Liu, and Florence Ng.

Leadership Structure of the Board

The Board does not have a policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be a non-employee director or an employee. The Board believes that it should have the flexibility to choose this role in any manner that is in the best interests of our Company and our stockholders.

Currently, our Chairman of the Board, Aidy Chou, is also our Chief Executive Officer. We believe that Mr. Chou’s leadership of the Company in this dual role is appropriate for the Company at this time because his involvement with the Company’s operations and business strategy provide the main focus for the Board. The Board does not currently have a lead independent director. The Board believes its current leadership structure is appropriate because Mr. Chou’s leadership ensures the Company maintains continuity as it grows as a public company and affords the Board access to Mr. Chou’s institutional knowledge of the Company.

Board Committees and Meetings

The Board did not hold meetings during fiscal year 2024. No director attended fewer than 75% the aggregate number of all meetings of the Board and committees on which he or she served during fiscal year 2024. The Company expects the directors to attend the Annual Meeting either in person or by conference call.

Board Committees

The Board has created three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board has adopted a formal, written charter for each of the committees under which each committee operates. The charters can be found in the Corporate Governance section of the Investor Relations tab on the Company’s website at www.armlogi.com. As a matter of routine corporate governance, each committee reviews its charter and practices on an annual basis to determine whether its charter and practices are consistent with the listing standards of Nasdaq.

Committee Composition

Director	Audit	Compensation	Nominating and Corporate Governance
Russell Morgan	X	X	C
Kwong Sang Liu	C	X	X
Florence Ng	X	C	X

____________

C = Committee chairperson; X = Committee member

Audit Committee

The Audit Committee of the Board (the “Audit Committee”) is composed of three independent directors: Russell Morgan, who is the chairperson, Kwong Sang Liu, and Florence Ng. Each member of the Audit Committee is an independent director as defined by rules of the SEC and Nasdaq. In addition, the Board has determined that Russell Morgan is an audit committee financial expert as defined by SEC rules.

The Audit Committee has the sole power and authority to select and engage independent auditors for the Company. The Audit Committee reviews with the auditors and with the Company’s management all matters relating to the annual audit of the Company. The Audit Committee held two meetings and several informal meetings over the phone in fiscal year 2024.

Compensation Committee

The Compensation Committee of the Board (the “Compensation Committee”) is composed of three independent directors: Russell Morgan, who is the chairperson, Kwong Sang Liu, and Florence Ng.

The Compensation Committee has the power and authority to review and approve the remuneration arrangements for the Company’s executive officers and certain employees. The Compensation Committee also interprets and administers our employee benefit plans, including by selecting participants and approving awards under those plans. The Compensation Committee has the power and authority to form, and delegate authority to, subcommittees. The Compensation Committee did not hold any meetings meeting in fiscal year 2024.

Compensation Committee Interlocks and Insider Participation

The Company is not required to provide the disclosure required for Compensation Committee Interlocks and Insider Participation under Item 407(e)(4) of Regulation S-K, since it qualifies as a smaller reporting company.

Compensation Committee Report

The Company is not required to provide the disclosure required for Compensation Committee Report under Item 407(e)(5) of Regulation S-K, since it qualifies as a smaller reporting company.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) is composed of three independent directors: Russell Morgan, who is the chairperson, Kwong Sang Liu, and Florence Ng. Each member of the Nominating and Corporate Governance Committee is an independent director as defined by the rules of the SEC and Nasdaq.

The Nominating and Corporate Governance Committee is responsible for identifying, screening, and recommending candidates for membership on the Board. Each year, prior to the annual meeting of stockholders, the Nominating and Corporate Governance Committee recommends nominees to serve as our directors for the following year. The Nominating and Corporate Governance Committee did not hold any meetings in fiscal year 2024.

Director Nominating Process

The Nominating and Corporate Governance Committee is responsible for identifying, screening, and recommending candidates for membership on the Board.

The Nominating and Corporate Governance Committee has not yet developed a policy for selecting directors, including any specific minimum requirements or a diversity policy. The Nominating and Corporate Governance Committee will consider any director candidates recommended by stockholders, although there is no formal policy with regard to directors recommended by stockholders, when considering a candidate submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. Nevertheless, the Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and/or the Board does not perceive a need to increase the size of the Board.

There are no specific minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by a Nominating Committee-recommended director nominee. However, the Nominating and Corporate Governance Committee believes that director candidates should, among other things, possess high degrees of integrity and honesty; have literacy in financial and business matters; have no material affiliations with direct competitors, suppliers, or vendors of the Company; and preferably have experience in the Company’s business and other relevant business fields such as finance, accounting, law, warehousing and logistics. The Nominating and Corporate Governance Committee considers diversity together with the other factors considered when evaluating candidates but does not have a specific policy in place with respect to diversity.

Members of the Nominating and Corporate Governance Committee plan to meet in advance of each of the Company’s annual meetings of stockholders to identify and evaluate the skills and characteristics of each director candidate for nomination for election as a director of the Company. The Nominating and Corporate Governance Committee reviews the candidates in accordance with the skills and qualifications set forth in the Nominating and Corporate Governance Committee’s charter and the rules of the Nasdaq. There are no differences in the manner in which the Nominating and Corporate Governance Committee plans to evaluate director nominees based on whether or not the nominee is recommended by a stockholder.

Board Role in Risk Oversight

The Board actively manages the Company’s risk oversight process and receives periodic reports from management on areas of material risk to the Company, including operational, financial, legal, and regulatory risks. The committees of the Board assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board with its oversight of the Company’s major financial risk exposures. The Compensation Committee assists the Board with its oversight of risks arising from the Company’s compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board with its oversight of risks associated with board organization, board independence, and corporate governance. While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board continues to be regularly informed about the risks.

Code of Ethics

We have a Code of Ethics that applies to all of our directors and executive officers, including our principal executive officer, principal financial officer, and principal accounting officer or controller. The Code of Ethics is publicly available in the Corporate Governance section of the Investor Relations tab on the Company’s website at www.armlogi.com. We intend to post any amendments to or waivers from the Code of Ethics that apply to our principal executive officer, principal financial officer, and principal accounting officer, or persons performing similar functions, on our website.

Anti-Hedging Policy

The Board adopted an Insider Trading Policy, which prohibits, among other things, our directors, officers, and employees from engaging in any hedging or monetization transactions with respect to the Company’s securities. In addition, our Insider Trading Policy prohibits our directors, officers, and employees from engaging in certain short-term or speculative transactions in the Company’s securities, such as short-term trading, short sales, and publicly traded options, which could create heightened legal risk and/or the appearance of improper or inappropriate conduct by our directors, officers, and employees.

Communications with Directors

Stockholders wishing to communicate with our directors may send a letter to: Armlogi Holding Corp., 20301 East Walnut Drive North, Walnut, California 91789, Attention: Board of Directors. All correspondence sent to that address will be delivered to the appropriate directors by our Chief Financial Officer.

Director Compensation

The compensation of our directors is set by the Board and reviewed by the Compensation Committee at least annually. The Company does not pay any director who is also an employee of the Company or its subsidiaries for his or her service as director. In addition to reimbursement for reasonable expenses incurred in connection with serving on the Board, in fiscal year 2024 we paid our independent directors who served during that year the following compensation:

Director Compensation Table
Name	Fees earned or paid in cash ($)(1)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Russell Morgan	4,721.31	—	—	—	—	—	4,721.31
Kwong Sang Liu	4,721.31	—	—	—	—	—	4,721.31
Florence Ng	4,721.31	—	—	—	—	—	4,721.31

____________

Notes:

(1)      During the fiscal year ended June 30, 2024, Russell Morgan, Kwong Sang Liu, and Florence Ng received $36,000 each in annual compensation starting from May 13, 2024, with the actual pro rata amount of 4,721.31.

Certain Relationships and Related Party Transactions

Review and Approval of Related Party Transactions

We maintain strict policies and procedures for managing related party transactions. Each transaction is thoroughly scrutinized to ensure alignment with our interests and values. Our review and approval process of related party transactions includes the following steps:

•        Identification:    Related party transactions are identified by our finance department during the course of business. In order to facilitate this identification process, we diligently maintain a regularly updated list of all known related parties.

•        Disclosure:    All identified transactions are disclosed in a standard form that details the nature of the relationship, the transaction description, the dollar amounts involved, and other relevant information.

•        Review:    The Audit Committee is responsible for reviewing the transactions. The Audit Committee assess the fairness and reasonableness of the transactions, ensuring that they are in our best interests and are in line with market terms of such transactions. This process helps avoid potential conflicts of interest.

•        Approval/Denial:    Post-review, the Audit Committee either approves or denies the identified related-party transaction. When the transaction is approved, it is documented and reported in our financial statements in accordance with the applicable accounting standards. In the event that the transaction is denied, steps are taken to remedy any issues, such as unwinding the transaction or obtaining additional independent third-party evaluations.

These policies and procedures are designed to ensure that all related party transactions are conducted at arm’s length without any preferential treatment.

Related Party Transactions

Historically, we have engaged in transactions with individuals and/or entities that are considered our affiliates. These individual and/or entities include:

•        Mr. Jacky Chen, who is the former chief executive officer of our significant operating subsidiary, Armstrong Logistic (from January 1, 2021 to December 31, 2021);

•        Mr. Aidy Chou, who is our Chief Executive Officer and Chairman of the Board;

•        Mr. Tong Wu, who is Secretary, Treasurer, and director of our Company;

•        DNA Motor Inc., which is a company wholly owned by Jacky Chen; and

•        Junchu Inc., which is a company wholly owned by Tong Wu.

Our related party balances as of June 30, 2024 and 2023 and transactions for the fiscal years ended June 30, 2024 and 2023 are identified as follows:

Related Party Transactions

We had the following related party transactions:

(i)     During the year ended June 30, 2024, the Company’s related parties, Jacky Chen, advanced US$1,000 to support the Company’s working capital needs. During the year ended June 30, 2023, the Company’s related parties, Jacky Chen, Aidy Chou and Tong Wu, advanced an aggregate of US$351,909 to support the Company’s working capital needs.

(ii)    During the year ended June 30, 2024, Junchu Inc., a company wholly owned by Tong Wu, repaid the loan with a principal of US$500,000 and interest expense of US$11,353.

(iii)   DNA Motor Inc., the landlord of five of the Company’s operating leases, is owned by Jacky Chen. During the year ended June 30, 2024, for these operating leases, US$396,213 (2023: US$465,396) lease expense was recorded in general and administrative expenses, US$11,576,570 (2023: US$12,614,766) was recorded in costs of sales and US$1,244,809 (2023: nil) was recorded in other expenses. The aggregate lease liability associated with these operating leases as of June 30, 2024 was US$32,853,612 (2023: US$39,942,748).

(iv)   During the year ended June 30, 2024, the Company generated revenue of US$2,771,845 (2023: US$826,604) for providing logistic services to DNA Motor Inc.

(v)    During the year ended June 30, 2024, the Company incurred operating expenses of US$840,135 and general and administrative expenses of US$613 for outside services, warehouse supplies, freight expenses and operating expenses provided by DNA Motor Inc. During the year ended June 30, 2023, the Company incurred costs of sales and operating expenses that totaled US$1,211,613 for warehouse supplies, office supplies and freight services provided by DNA Motor Inc.

(vi)   On January 22, 2024, the Company entered into a loan agreement with Tony Wu for a principal of US$700,000. The loan matures on January 24, 2025 and bears interest at a rate of 3.2% annually. On March 6, 2024, the loan was repaid with the principal and interest expense of US$2,700.

Due from related party balance

The Company’s balances due from related parties as of June 30, 2024 and 2023 were as follows:

	June 30, 2024	June 30, 2023
	US$	US$
Junchu Inc.	—	511,353
Total	—	511,353

The due from related party balances as of June 30, 2023 are unsecured, bear interest at a rate of 3.2%, and are due on demand.

Due to related party balance

The Company’s balances due to related parties as of June 30, 2024 and 2023 were as follows:

	June 30, 2024	June 30, 2023
	US$	US$
Tong Wu	181,971	184,671
Jacky Chen	168,238	167,238
Total	350,209	351,909

The due to related party balances as of June 30, 2024 and 2023 are unsecured, interest-free, and are due on demand.

Our Executive Officers

The table and biographies below identify our executive officers, the term they have served with us, and their business experience:

Name	Age	Office and Position
Aidy Chou	67	Chief Executive Officer, Director, and Chairman of the Board of the Company
Zhiliang (Ian) Zhou	30	Chief Financial Officer of the Company
Tong Wu	56	Secretary, Treasurer, and Director of the Company

Mr. Aidy Chou, the Chairman of the Board, is the Chief Executive Officer of the Company. His biographical information is set forth above under “Proposal No. 1 — Election of Directors.”

Mr. Zhiliang (Ian) Zhou has served as our Chief Financial Officer since August 2023. Mr. Zhou has over 10 years of experience in the capital markets and financial industry, with a track record of success in leading and executing complex financial transactions. From October 2020 to July 2023, Mr. Zhou served in various capacities, including senior business development associate, vice president of investment banking, and senior vice president of capital markets, at ATIF Holdings Ltd. (Nasdaq: ATIF), where he was responsible for the company’s funding strategies, IPO transactions, and strategic financial operations. From September 2019 to September 2020, Mr. Zhou served as a business development associate at San Manuel Casino, responsible for collaborating with promotion, database, and entertainment departments to coordinate marketing campaigns by targeting different segments of customers. From December 2017 to September 2019, Mr. Zhou co-founded Gnisco International Business Consulting Company, a company providing consulting services to Chinese factories seeking to expand in the U.S., where he was responsible for managing investor relations and global investment strategies. From September 2016 to October 2017, Mr. Zhou served as a corporate finance operation specialist at MGM Resorts International, responsible for the financial management of a portfolio of high-profile integrated resorts. Mr. Zhou received his bachelor’s degree in Hospitality Management from University of Nevada in 2016 and his master’s degree in Hospitality Management from California State Polytechnic University in 2021. Mr. Zhou is currently pursuing an MBA degree with a Finance concentration from the Anderson School of Management at the University of California, Los Angeles.

Mr. Tong Wu, who has served as a director since September 2022, is also the Secretary and Treasurer of the Company. His biographical information is set forth above under “Proposal No. 1 — Election of Directors.”

Executive Compensation

Executive Compensation Tables

The following table sets forth the compensation paid by us during fiscal years ended June 30, 2024 and 2024 for services performed on our behalf with respect to the persons who served as our named executive officers as of June 30, 2024 and for fiscal year 2024. Our named executive officers are Mr. Aidy Chou, Mr. Zhiliang (Ian) Zhou, and Mr. Tong Wu. Mr. Chou serves as our Chairman and Chief Executive Officer; Mr. Zhou serves as our Chief Financial Officer; and Mr. Wu serves as our Secretary and Treasurer.

Summary Compensation Table

Executive Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Aidy Chou,	2024	—		—	—	—	—	—	—	—
CEO and Chairman of the Board	2023	—		—	—	—	—	—	—	—
Zhiliang (Ian) Zhou(1),	2024	110,000		—	—	—	—	—	—	110,000
CFO	2023	—		—	—	—	—	—	—
Tong Wu,	2024	144,000	(2)		—	—	—	—	—	144,000
Secretary and Treasurer	2023	96,000			—	—	—	—	—	96,000

____________

(1)      On August 1, 2023, we entered into an employment agreement with Zhiliang (Ian) Zhou, who has since then served as our Chief Financial Officer. During the fiscal year ended June 30, 2024, Zhiliang (Ian) Zhou received $120,000 in annual compensation starting from August 1, 2024, with the actual pro rata amount of 110,000.

(2)      Effective January 1, 2024, Tong Wu’s annual salary was increased to $192,000. Therefore, for the fiscal year ended June 30, 2024, Tong Wu received a total of $144,000 in annual compensation.

Agreements with Named Executive Officers

Armstrong Logistic, our wholly-owned subsidiary, has entered into executive agreements with Aidy Chou, its chief executive officer, and Tong Wu, its chief administrative officer. A summary of the terms of each of these executive agreements is set forth below. Currently, the annual compensation of each of the executive officers is fixed by the board of directors. The named executive officers are also entitled to participate in the Company’s benefit plans, which benefits are generally available to all full-time employees.

Executive Employment Agreement with Aidy Chou

On January 1, 2022, Armstrong Logistic entered into an employment agreement with Aidy Chou. Pursuant to this employment agreement, effective January 1, 2022, Mr. Chou has served as the chief executive officer of Armstrong Logistic, responsible for overseeing the administrative operations of the company, managing staff, and ensuring compliance with all relevant and regulations. Pursuant to the agreement, Mr. Chou is entitled to all benefits provided by the company as specified in its employee handbooks, including health insurance, retirement plan, vacation days, sick days, and other employment benefits, and his annual base salary is set at $0. The agreement is on an at-will basis and does not include a fixed term, meaning that either Mr. Chou or Armstrong Logistic may terminate the employment relationship at any time, with or without cause or prior notice.

Executive Employment Agreement with Zhiliang (Ian) Zhou

On August 1, 2023, Armstrong Logistic entered into an employment agreement with Zhiliang (Ian) Zhou. Pursuant to his employment agreement, Mr. Zhou serves as the chief financial officer of Armstrong Logistic, effective August 1, 2023, responsible for overseeing monthly financial reporting, cash flow projections, and regulatory filings. As consideration for his services, Mr. Zhou is entitled to (i) a base salary of $120,000 per year and (ii) participate in the company’s benefit plans, including health insurance plan, vacation days, and sick days. The employment agreement may be automatically terminated at the company’s sole discretion, (i) upon 15 days’ prior written notice to Mr. Zhou, if Armstrong Logistic terminates Mr. Zhou’s employment thereunder without “cause,” and (ii) upon two days’ prior written notice to Mr. Zhou if the company terminates Mr. Zhou’s employment for “cause.” For purposes of the agreement, “cause” shall include (i) Mr. Zhou’s willful malfeasance, misfeasance, nonfeasance, or gross negligence in connection with the performance of his duties (excluding any exercise of business judgment in good faith), (ii) any willful misrepresentation or concealment of a material fact made by Mr. Zhou in connection with the employment agreement; or (iii) any willful breach of any material covenant made by Mr. Zhou under the employment agreement.

Executive Employment Agreement with Tong Wu

On January 1, 2022, Armstrong Logistic entered into an employment agreement with Tong Wu. Pursuant to this employment agreement, effective January 1, 2022, Mr. Wu has served as the chief administrative officer of Armstrong Logistic, responsible for the management of day-to-day operations and overseeing specific departments, such as sales, marketing, and human resources. According to the agreement, Mr. Wu is entitled to (i) an annual salary of $96,000, which was increased to $192,000 effective January 1, 2024, and (ii) all benefits provided by the company as specified in its employee handbooks, including health insurance, retirement plan, vacation days, sick days, and other employment benefits. The agreement is on an at-will basis and does not include a fixed term, meaning that either Mr. Wu or Armstrong Logistic may terminate the employment relationship at any time, with or without cause or prior notice.

Outstanding Equity Awards at 2023 Fiscal Year End

None.

Retirement Plans

The Company expects to maintain a tax-qualified defined contribution plan that meets the requirements of Section 401(k) of the Internal Revenue Code (the “Code”), commonly called a 401(k) plan, for substantially all of its employees. The 401(k) plan will be made available on the same basis to all employees, including the named executive officers. Each participant in the 401(k) plan will be able to elect to defer from 0% to 100% of compensation, subject to limitations under the Code and Employee Retirement Income Security Act.

Clawback

We have adopted a Compensation Recovery Policy effective as of January 10, 2024 that complies with the Nasdaq’s new clawback rules promulgated under the SEC’s Rule 10D-1. Under this policy, the Compensation Committee must determine and recover the excess compensation related to all incentive-based compensation that was paid to our executive officers based on financial statements that were subsequently restated. The policy provides that if the Compensation Committee determines that there has been a material restatement of publicly issued financial results from those previously issued to the public, the Compensation Committee will review all incentive-based compensation made to executive officers during the three-year period prior to the restatement. If such payments would have been lower had they been calculated based on such restated results, our Compensation Committee will recoup the payments in excess of the amount that would have been received had it been determined based on the restated amounts.

Additionally, the Sarbanes-Oxley Act of 2002 subjects incentive-based compensation and stock sale profits of our CEO and CFO to forfeiture in the event of an accounting restatement resulting from any non-compliance, as a result of their misconduct, with any financial reporting requirement under securities laws.

Security Ownership of Certain Beneficial Owners and Management

The following table provides information as of October 24, 2024, concerning beneficial ownership of our shares of Common Stock known to us to be held by (1) our named executive officers, (2) our directors, (3) our named executive officers and directors as a group, and (4) each person or entity we know to beneficially own more than five percent of our shares of Common Stock. The percentages of shares owned shown in the table below are based on 41,634,000 shares of Common Stock outstanding as of the record date. The address for our executive officers is 20301 East Walnut Drive North, Walnut, California 91789.

	Common Stock
Directors and Named Executive Officers(1)	Number of Shares	Percentage
Aidy Chou(2)	26,900,000	64.61%
Zhiliang (Ian) Zhou	—	—
Tong Wu(3)	3,460,000	8.31%
Kwong Sang Liu	—	—
Russell Morgan	—	—
Florence Ng	—	—
All directors and named executive officers as a group (six individuals):	30,360,000	72.92%

5% Stockholders(4):
—	—	—

____________

Notes:

(1)      Unless otherwise indicated, the business address of each of the individuals is 20301 East Walnut Drive North, Walnut, California 91789.

(2)      Represents 26,900,000 shares of our common stock held by Aidy Chou.

(3)      Represents 3,460,000 shares of our common stock held by Tong Wu.

(4)      The Company does not have any other stockholders, except Aidy Chou and Tong Wu, who hold at least 5% of the equity interests in the Company.

Section 16(a) Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers and those who beneficially own more than 10% of shares of our Common Stock to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC. You can view these reports on the SEC’s website at www.sec.gov.

During the year ended December 31, 2023, all of our officers, directors, and greater than 10% beneficial owners timely complied with the filing requirements of Section 16(a) of the Exchange Act.

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

While stockholder ratification of the Company’s independent registered public accountants is not required by our Articles of Incorporation (as amended), Bylaws, or otherwise, the Audit Committee and management believe that it is desirable and a matter of good corporate practice for stockholders to ratify the Company’s selection of the independent registered public accountants. Therefore, the Audit Committee is requesting that stockholders approve the proposal to ratify the appointment of ZH CPA, LLC as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2025.

The Audit Committee values the input of our stockholders. In the event that stockholders do not approve this proposal, the Audit Committee will consider that fact when it selects the independent registered public accountants for the following year. The Audit Committee may, in its discretion, replace ZH CPA, LLC as the independent registered public accounting firm at a later date without stockholder approval.

ZH CPA, LLC has acted as our independent registered public accountants since June 10, 2022. A representative of ZH CPA, LLC will be present at the Annual Meeting, either in person or by telephone, to respond to appropriate questions and will have an opportunity to make a statement if he or she desires to do so.

Vote Required

The selection of our independent registered public accounting firm for the year ending June 30, 2025 will be ratified upon the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. Abstentions are not deemed to be votes cast and will therefore not affect this proposal. However, brokerage firms have authority to vote shares held in street name on this proposal without specific instructions from the beneficial owner of those shares. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Board Recommendation

The Board recommends that you vote “for” ratifying the appointment of ZH CPA, LLC to serve as the Company’s independent registered public accounting firm for the year ending June 30, 2025. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Matters Relating to the Independent Registered Public Accounting Firm

Pre-Approval Policy

To date, ZH CPA, LLC has not performed any non-audit services for the Company. The Audit Committee intends to develop a pre-approval policy for all non-audit work performed by ZH CPA, LLC during fiscal year 2024.

Fees

Aggregate fees billed to the Company for services rendered by ZH CPA, LLC for the year ended June 30, 2024 and 2023, respectively, were:

	2024	2023
Audit Fees(1)	$263,694	$357,294
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$263,694	$357,294

____________

(1)      “Audit fees” are fees for professional services for the audit of the Company’s consolidated financial statements included in our Annual Report on Form 10-K and the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the Sarbanes-Oxley Section 404 internal control audit, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)      “Audit-related fees” are fees related to assurance and related services that are traditionally performed by an external auditor.

(3)      “Tax fees” are fees related to preparing the Company’s tax returns as well as fees for tax compliance, advice, and planning.

(4)      “All other fees” are fees billed for any services not included in the first three categories.

Audit Committee Report

Management is responsible for the Company’s accounting and financial reporting process. Our external auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the external auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the external auditors. The Audit Committee discussed with the external auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Company’s external auditors also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the external auditor’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the external auditors about the firm’s independence.

Based on the Audit Committee’s discussion with management and the external auditors and the Audit Committee’s review of the representation of management and the report of the external auditors to the Audit Committee, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2024, for filing with the SEC. The Audit Committee has also approved, subject to stockholder ratification, the appointment of ZH CPA, LLC as the Company’s external auditors for the year ending June 30, 2025.

Audit Committee
Russell Morgan, Chair
Kwong Sang Liu
Florence Ng

Other Important Information

Stockholder Proposals for the 2025 Annual Meeting

Any stockholder who intends to present a proposal at our 2025 annual meeting of stockholders must deliver notice of the proposal to the Company at this address:

Aidy Chou
Chief Executive Officer
Armlogi Holding Corp.
20301 East Walnut Drive North
Walnut, California 91789
(888) 691-2911

We must receive any stockholder proposals by June 15, 2025, if the proposal is submitted for inclusion in our proxy materials for the 2025 annual meeting of stockholders pursuant to Exchange Act Rule 14a-8, for those proposals to be considered timely.

If the date of our 2025 annual meeting of stockholders has been changed by more than 30 days before or more than 60 days after the first anniversary of this Annual Meeting, you must submit your proposal not later than the close of business on (1) the 90th day prior to the 2025 annual meeting or (2) the 10th day following the day on which public disclosure of the 2025 annual meeting is first made. Stockholders may nominate candidates for the Board by the same deadlines as proposals for business to come before the 2025 annual meeting of stockholders. Each notice of business or nomination must set forth the information required by our Bylaws. Submitting a notice does not ensure that the proposal will be raised at our annual meeting.

Notice Regarding Delivery of Stockholder Documents

The SEC permits us to send a single set of annual disclosure documents to stockholders who share an address, unless you have instructed us otherwise. This “householding” process reduces the volume of duplicate information you receive and reduces our printing and mailing expenses. If you share an address with another stockholder and have received only one set of proxy materials, but you would prefer to continue receiving a separate set of proxy materials, you may request such additional materials at no cost to you by writing to the Company at Armlogi Holding Corp., 20301 East Walnut Drive North, Walnut, California 91789, or by calling (888) 691-2911. Alternatively, if you are currently receiving multiple sets of proxy materials at the same address and wish to receive only one set of proxy materials in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner, your broker may deliver only one set of proxy materials to stockholders who have the same address unless the broker has received contrary instructions from one or more of the stockholders. If you wish to receive a separate set of proxy materials, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate set of proxy materials to you. Beneficial owners sharing an address who are currently receiving multiple set of proxy materials and wish to receive only one set of proxy materials in the future should contact their broker to request that only a single Notice be delivered to all stockholders at the shared address in the future.

Additional Information

Upon written request by any stockholder, we will furnish a copy of our Annual Report on Form 10-K for fiscal year 2024, this Proxy Statement, and other proxy materials without charge, except that copies of any exhibit will be furnished once the requesting stockholder has paid the Company’s reasonable expenses in furnishing the exhibit. Please direct any written requests to our principal executive offices at:

Armlogi Holding Corp.
20301 East Walnut Drive North
Walnut, California 91789

Stockholders may also view our Annual Report on Form 10-K, this Proxy Statement, and other proxy materials at www.proxyvote.com.

ARMLOGI HOLDING CORP 20301 E. WALNUT DR. N WALNUT, CA 91789 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on December 18, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BTOC2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on December 18, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Aidy Chou 02) Tong Wu 03) Kwong Sang Liu 04) Russell Morgan 05) Florence Ng The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Ratification of the appointment of ZH CPA, LLC as our independent registered public accounting firm. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000653106_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com ARMLOGI HOLDING CORP Annual Meeting of Shareholders December 19, 2024 1:00 P.M. ET This proxy is solicited by the Board of Directors The undersigned hereby appoints Aidy Chou as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Armlogi Holding Corp. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 1:00 p.m., Eastern Time on December 19, 2024, virtually at www.virtualshareholdermeeting.com/BTOC2024, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000653106_2 R1.0.0.6